                                                                   Exhibit 10.1

                                LEASE AGREEMENT



          This Lease is made as of December 3, 1996 between Bank of America National Trust and Savings Association and Bank of America NW, National Association, both national banking associations, as lessors (together the "Lessors" and each individually a "Lessor"), and BA Merchant Services, Inc. ("BAMSI"), a corporation organized under the laws of the State of Delaware, as lessee.

1.   FACILITIES, SERVICES AND COMPENSATION

     A. The Lessors shall provide BAMSI office space for the transaction of its business at the locations indicated on the attached Schedule A.

     B. BAMSI will pay to the Lessors monthly rental in an amount equal to one twelfth the annual rent for each property as shown on the attached Schedule A, payable monthly in advance by the fifth business day of each month, which payment will include compensation for office space, utilities and access to other portions of the premises where BAMSI is located as may be required for the needs of BAMSI.

     C. The rental payments are intended to be fair and reasonable compensation for the facilities in accordance with payments for comparable facilities, and shall be reasonably adjusted from time-to-time by mutual consent of the parties, to result in continued fair and reasonable compensation to the Lessors.

     D. The Lessors shall provide BAMSI with additional office space under such terms and conditions as may be mutually agreed by the Lessor and BAMSI from time to time.

     E. The Lessors will also provide BAMSI with access to limited space (e.g. a desk or conference room) in other premises without additional compensation, it being understood that the rental payments indicated on Schedule A include compensation for such additional space. Any such additional space will be subject to availability and such reasonable limitations or conditions that may be imposed by the Lessors.

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

2. INDEPENDENT CONTRACTOR: In performing the services called for under this Lease, the Lessors are for all purposes an independent contractor of BAMSI, each with exclusive control over its employees and agents engaged in the performance of the services provided by the Lessors under this Lease.

3. INDEMNIFICATION: BAMSI must defend and indemnify the Lessors against and hold each harmless from any and all claims made by third parties for loss or damage arising directly or indirectly from any and all services provided by the Lessors pursuant to this Lease, except that due to the knowing and willful misconduct of a Lessor. In the foregoing sentence the words "loss or damage" include, but are not limited to, loss or damage arising directly or indirectly from any actions or omissions of any employee or authorized representative of NT&SA or NW.

4. CONFIDENTIALITY: All information disclosed by any party to the another under the terms of this Lease, except such information as may be generally available to the public or the banking industry, is and will be kept confidential unless its disclosure is required by law or is required to be submitted to the regulatory supervisor(s) of either party.

5.   TERMS OF THE LEASE:

     A. Unless sooner terminated as hereinafter provided, this Lease is in effect for 5 years from the date hereof. At the expiration of the 5-year term, and of any succeeding 5-year term, this Lease is automatically renewed and extended for another 5-year term, unless a Lessor or the Lessee gives at least 6 months notice in writing of its intention not to renew or extend.

     B. A Lessor or the Lessee may terminate this Lease with respect to any covered location at any time upon 6 months prior written notice to the other party.

     C. The foregoing notwithstanding, this Lease terminates immediately if at any time a majority of the voting securities of BAMSI is not owned, directly or indirectly, by BankAmerica Corporation.

6. NOTICES: All notices relating to this Lease must be in writing and will be considered to have been given by either party to the other party upon personal delivery

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

     to a party's designated representative or upon the mailing thereof to the other party by registered or certified mail at its address set forth on the signature page of this Lease, or to such other address as the other party may specify in writing.

7. BREACH: Upon the breach of any obligation under this Lease by either party, the aggrieved party must give to the defaulting party notice of such breach which notice must specify the exact nature of the breach. If this Lease is terminated, the right of the aggrieved party to any damages for such breach shall not be prejudiced.

8. INTEGRATION: This Lease supersedes all oral communications and prior writings in respect of the subject matter hereof. In the event of any conflict between the terms, conditions and provisions of this Lease and those of any other prior agreements, documents or communications, the terms and conditions of this Lease shall prevail.

9. CHOICE OF LAW: This Lease is governed by and construed in accordance with the laws of the State where the real property is located.

10. SUBLEASE: If this Lease is a sublease "Lessor" means the tenant of the master landlord under a master lease (a copy of which has been previously provided) and "BAMSI" means the subtenant under the master lease for the premises specified in paragraph 1.A. above. BAMSI takes such premises subject to and agrees to abide by all of the provisions of the master lease.


BA MERCHANT SERVICES, INC.           BANK OF AMERICA NATIONAL TRUST
                                     AND SAVINGS ASSOCIATION

By:   /s/ Sharif Bayyari            By:   /s/ Tom Esperance
   -------------------------            ---------------------------
          Sharif Bayyari                      Tom Esperance
                                              Vice President

By:  /s/ James H. Williams           By:  /s/ Barry L. Pyle
   -------------------------            ---------------------------
         James H. Williams                    Barry L. Pyle
                                              Senior Vice President

Address:                             Address:

One South Van Ness Avenue            315 Montgomery Street
-----------------------------        ------------------------------
San Francisco, CA 94103              San Francisco, CA 94104
-----------------------------        ------------------------------


                                     BANK OF AMERICA NW, NATIONAL

                                     ASSOCIATION



                                     By:  /s/ Josef E. Gray
                                        ---------------------------------
                                        Josef E. Gray
                                        President, Seafirst Bank Division

                                     By:  /s/ Stanley A. Carlson
                                        ---------------------------------
                                        Stanley A. Carlson
                                        Secretary

                                     Address:

                                     701 Fifth Avenue
                                     ------------------------------
                                     Floor 56
                                     ------------------------------
                                     Seattle, WA  98104
                                     ------------------------------

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

                                   SCHEDULE A

=====================================================================================
          LOCATION                             SQ. FT.       ANNUAL    OWNED/  LESSOR
                                                               RENT    LEASED
=====================================================================================
1130 S. Figueroa Bldg                            5,538     $98,134        O    NT&SA
Los Angeles, California
-------------------------------------------------------------------------------------
One South Van Ness                              58,336   $1,436,167       O    NT&SA
San Francisco, California
-------------------------------------------------------------------------------------
11070 White Rock Road                            1,742      $39,927       L    NT&SA
Rancho Cordova, California
-------------------------------------------------------------------------------------
241 E. Gladstone Street                          7,935     $153,304       L    NT&SA
Azusa, California  91702
-------------------------------------------------------------------------------------
1163 Triton Drive                                6,788     $180,018       L    NT&SA
Foster City, California  94404
-------------------------------------------------------------------------------------
27982 La Paz Road                                1,169      $28,898       L    NT&SA
Laguna Niguel, California
-------------------------------------------------------------------------------------
3756 Mission Avenue                                360      $12,355       O    NT&SA
Oceanside, California  92054
-------------------------------------------------------------------------------------
1510 The Alameda                                 1,500      $52,380       L    NT&SA
San Jose, California
-------------------------------------------------------------------------------------
400 Fourth Street                                  360        to be       O    NT&SA
Lake Oswego, Oregon  97034                               determined
-------------------------------------------------------------------------------------
1616 S. Rustle                                   7,000     $106,540       O      NW
Spokane, Washington  99204
-------------------------------------------------------------------------------------
777 108th Avenue, N.E.                          10,700     $225,984       L      NW
Bellevue, Washington  98004
-------------------------------------------------------------------------------------
Fifth Avenue Plaza                               4,500     $125,505       L      NW
800 5th Avenue
Seattle, Washington  98124
=====================================================================================

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